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                                                                   EXHIBIT 10.45

                           [LETTERHEAD OF BANK EXIM]


                         AMENDMENT OF BANK GUARANTEES
               Numbers **6/****-**/*/** through **9/****-**/*/**


CURRENCY                       :UNITED STATES DOLLARS
AMOUNT                         :US$ 25,000,000 EACH (US DOLLARS
                                TWENTY FIVE MILLION EACH)
ISSUED AT                      :JAKARTA, INDONESIA
ORIGINAL DATE OF ISSUE         :OCTOBER 21, 1998
ORIGINAL DATE OF MATURITY      :OCTOBER 21, 2000
EXTENDED MATURITY DATE         :OCTOBER 21, 2001

WE, THE UNDERSIGNED, PT BANK EKSPOR IMPOR INDONESIA (PERSERO), PLAZA EXIM, JL. JEND, GATOT SUBROTO KAV 36-38, JAKARTA 12190, INDONESIA, AND ON INSTRUCTION OF OUR VALUED CLIENT ****, **** THE BEARER OR HOLDER OF THE ABOVE GUARANTEES. WE HEREBY IRREVOCABLE, UNCONDITIONAL AND WITHOUT RESERVATION EXTEND THE MATURITY DATE OF BANK GUARANTEES NUMBER **6/****-**/*/** THROUGH **9/****-**/*/** TO OCTOBER 21, 2001.

UPON PRESENTATION AND SURRENDER OF THIS BANK GUARANTEES AT THE OFFICE OF PT BANK EKSPOR IMPOR INDONESIA (PERSERO), PLAZA EXIM, JL. JEND, GATOT SUBROTO
KAV 36-38, JAKARTA 12190, INDONESIA SUCH PAYMENT SHALL BE MADE WITHOUT SET OFF AND CLEAR OF ANY DEDUCTION OF CHARGES, FEES OR DEDUCTION OR WITHHOLDING OF ANY NATURE NOW HEREAFTER IMPOSED OR LEVIED, COLLECTED, WITHHELD OR ASSESSED BY THE GOVERNMENT OF REPUBLIC OF INDONESIA, OR ANY POLITICAL SUBDIVISION OR AUTHORITY THEREOF THEREIN.

THESE GUARANTEES ARE SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY SECURITIES (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NUMBER ICC 500.

DATE THIS 15TH DAY OF JULY, 1999

FOR AND BEHALF OF
PT BANK EKSPOR IMPOR (PERSERO)
   JAKARTA PLAZA EXIM BRANCH

           [SEAL]


/s/ ****                /s/ ****
---------------------   ------------------------
   B.43.8                   B.64.1